o CAT P-2

                        SUPPLEMENT DATED JUNE 1, 2000
                             TO THE PROSPECTUS OF

                      FRANKLIN CALIFORNIA TAX-FREE TRUST
                            DATED NOVEMBER 1, 1999




The prospectus is amended as follows:

I. As of February 1, 2000, the Franklin California Insured Tax-Free Income Fund offers three classes of shares: Class A, Class B and Class C.

II. The section "Performance" for the Insured Fund, found on page 7, is replaced with the following:

[Insert graphic of bull and bear] PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past 10 calendar years. The table shows how the fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS 1

[Insert bar graph]

 6.33%   10.80%   8.73%  13.00%   -5.31%  16.30%   4.22%  8.21%   6.51%  -3.56%
   90      91      92      93       94      95      96      97     98      99
                                      YEAR

[Begin callout]
BEST
QUARTER:
Q1 '95
7.02%

WORST
QUARTER:
Q1 '94
-4.98%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1999

                                                  1 YEAR    5 YEARS    10 YEARS
--------------------------------------------------------------------------------

Franklin California Insured Tax-Free
 Income Fund - Class A 2                          -7.68%      5.23%      5.86%

Lehman Brothers Municipal Bond Index 3            -2.06%      6.91%      6.89%

                                                                           SINCE
                                                                       INCEPTION
                                                              1 YEAR    (5/1/95)
--------------------------------------------------------------------------------

Franklin California Insured Tax-Free
 Income Fund - Class C 2                                     -5.90%      4.31%

Lehman Brothers Municipal Bond Index 3                       -2.06%      5.84%

1. Figures do not reflect sales charges. If they did, returns would be lower.
2. Figures reflect sales charges. All fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's(R) Micropal.
The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

III. The section "Fees and Expenses" for the Insured Fund, found on page 8, is replaced with the following:

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                     CLASS A  CLASS B 1  CLASS C
--------------------------------------------------------------------------------

Maximum sales charge (load) as a percentage of        4.25%    4.00%    1.99%
offering price

 Load imposed on purchases                            4.25%     None    1.00%

 Maximum deferred sales charge (load)                 None 2   4.00% 3  0.99% 4

Exchange fee                                          None      None     None

Please see "Sales Charges" on page 39 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (expenses deducted from fund assets)

                                                     CLASS A  CLASS B 1  CLASS C
--------------------------------------------------------------------------------

Management fees                                       0.46%    0.46%    0.46%

Distribution and service (12b-1) fees                 0.09%    0.65%    0.65%

Other expenses                                        0.05%    0.05%    0.05%
                                                     ---------------------------

Total annual fund operating expenses                  0.60%    1.16%    1.16%
                                                     ===========================

1. The fund began offering Class B shares on February 1, 2000. Annual fund operating expenses are based on the expenses for Class A and C for the fiscal year ended June 30, 1999. The distribution and service (12b-1) fees are based on the maximum fees allowed under Class B's Rule 12b-1 plan.
2. Except for investments of $1 million or more (see page 40).
3. Declines to zero after six years.
4. This is equivalent to a charge of 1% based on net asset value.

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes:

o  You invest $10,000 for the periods shown;

o  Your investment has a 5% return each year; and

o The fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------

If you sell your shares at the end of the period:

Class A                                   $484 1    $609      $746      $1,143

Class B                                    $518     $668      $838      $1,253 2

Class C                                    $315     $465      $732      $1,495

If you do not sell your shares:

Class B                                    $118     $368      $638      $1,253 2

Class C                                    $217     $465      $732      $1,495

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

IV. The management team for the Insured Fund on page 10 is replaced with the following:

The team responsible for the fund's management is:

SHEILA AMOROSO, SENIOR VICE PRESIDENT OF ADVISERS
Ms. Amoroso has been an analyst or portfolio manager of the fund since 1987. She is the co-Director of Franklin's Municipal Bond Department. She joined the Franklin Templeton Group in 1986.

JOHN POMEROY, VICE PRESIDENT OF ADVISERS
Mr. Pomeroy has been an analyst or portfolio manager of the fund since 1989. He joined the Franklin Templeton Group in 1986.

BERNARD SCHROER, SENIOR VICE PRESIDENT OF ADVISERS
Mr. Schroer has been an analyst or portfolio manager of the fund since 1987. He joined the Franklin Templeton Group in 1987.

JOHN WILEY, VICE PRESIDENT OF ADVISERS
Mr. Wiley has been an analyst or portfolio manager of the fund since 1991. He joined the Franklin Templeton Group in 1989.

V. The section "Performance" for the Intermediate Fund, found on page 20, is replaced with the following:

[Insert graphic of bull and bear] PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past 7 calendar years. The table shows how the fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

ANNUAL TOTAL RETURNS 1

[Insert bar graph]

 11.52%   -4.25%   15.92%  7.48%   5.83%  6.51%   -1.40%
   93       94       95      96     97      98      99
                       YEAR

[Begin callout]
BEST
QUARTER:
Q1 '95
6.05%

WORST
QUARTER:
Q1 '94
-4.45%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1999

                                                                           SINCE
                                                                       INCEPTION
                                                  1 YEAR     5 YEARS   (9/21/92)
--------------------------------------------------------------------------------

Franklin California Intermediate-Term Tax-Free
 Income Fund 2                                    -3.60%       6.3%       5.53%

Lehman Brothers 10-Year Municipal Bond Index 3    -1.25%       7.12%      6.19%

1. Figures do not reflect sales charges. If they did, returns would be lower.
2. Figures reflect sales charges. All fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's(R) Micropal.
The unmanaged Lehman Brothers 10-Year Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least 10 years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

VI. The management team for the Intermediate Fund on page 22 is replaced with the following:

The team responsible for the fund's management is:

SHEILA AMOROSO, SENIOR VICE PRESIDENT OF ADVISERS
Ms. Amoroso has been an analyst or portfolio manager of the fund since its inception. She is the co-Director of Franklin's Municipal Bond Department. She joined the Franklin Templeton Group in 1986.

JOHN POMEROY, VICE PRESIDENT OF ADVISERS
Mr. Pomeroy has been an analyst or portfolio manager of the fund since its inception. He joined the Franklin Templeton Group in 1986.

BERNARD SCHROER, SENIOR VICE PRESIDENT OF ADVISERS
Mr. Schroer has been an analyst or portfolio manager of the fund since its inception. He joined the Franklin Templeton Group in 1987.

JOHN WILEY, VICE PRESIDENT OF ADVISERS
Mr. Wiley has been an analyst or portfolio manager of the fund since its inception. He joined the Franklin Templeton Group in 1989.

VII. The section "Performance" for the Money Fund, found on page 32, is replaced with the following:

[Insert graphic of bull and bear] PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past 10 calendar years. The table shows the fund's average annual total returns. Of course, past performance cannot predict or guarantee future results.

ANNUAL TOTAL RETURNS

[Insert bar graph]

 5.37%    3.86%   2.37%   1.89%   2.22%    3.15%   2.75%  2.91%   2.62%   2.41%
   90      91      92      93       94      95      96      97     98      99
                                      YEAR

[Begin callout]
BEST
QUARTER:
Q2 '90
1.36%

WORST
QUARTER:
Q1 '94
0.40%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1999

                                                   1 YEAR     5 YEARS   10 YEARS
--------------------------------------------------------------------------------

Franklin California Tax-Exempt Money Fund          2.41%        2.77%     2.95%

All fund performance assumes reinvestment of dividends.

To obtain the fund's current yield information, please call 1-800/DIAL BEN(R).

VIII. The management team for the Money Fund on page 34 is replaced with the following:

The team responsible for the fund's management is:

SHEILA AMOROSO, SENIOR VICE PRESIDENT OF ADVISERS
Ms. Amoroso has been an analyst or portfolio manager of the fund since 1987. She is the co-Director of Franklin's Municipal Bond Department. She joined the Franklin Templeton Group in 1986.

JAMES PATRICK CONN, VICE PRESIDENT OF ADVISERS
Mr. Conn has been an analyst or portfolio manager of the fund since December 1999. He joined the Franklin Templeton Group in 1996. Previously, he was a portfolio manager with California Investment Trust.

CARRIE HIGGINS, VICE PRESIDENT OF ADVISERS
Ms. Higgins has been an analyst or portfolio manager of the fund since 1992. She joined the Franklin Templeton Group in 1990.

JOHN POMEROY, VICE PRESIDENT OF ADVISERS
Mr. Pomeroy has been an analyst or portfolio manager of the fund since 1989. He joined the Franklin Templeton Group in 1986.

IX. In the section "Sales Charges", which begins on page 39, the following changes are made:

(a) The first chart on page 39 is replaced with the following:


CLASS A                           CLASS B (INSURED FUND ONLY)     CLASS C (INSURED FUND ONLY)
------------------------------------------------------------------------------------------------
o   Initial sales charge of       o   No initial sales charge     o   Initial sales charge of 1%
    4.25% or less (Insured
    Fund) or 2.25% or less
    (Intermediate Fund)

o   Deferred sales charge of 1%    o Deferred sales charge of     o Deferred sales charge of
    on purchases of $1 million       4% on shares you sell          1% on shares you sell
    or more sold within 12           within the first year,          within 18 months
    months                           declining to 1% within
                                     six years and eliminated
                                     after that

o   Lower annual expenses than    o   Higher annual expenses      o   Higher annual expenses
    Class B or C due to lower         than Class A (same as           than Class A (same as
    distribution fees                 Class C) due to higher          Class B) due to higher
                                      distribution fees.              distribution fees. No
                                      Automatic conversion to         conversion to Class A
                                      Class A shares after            shares, so annual
                                      eight years, reducing           expenses do not decrease.
                                      future annual expenses.

The Insured Fund began offering Class B shares on February 1, 2000.

(b) The following is added before the discussion of Class C sales charges on page 40:

SALES CHARGES - CLASS B

IF YOU SELL YOUR SHARES                         THIS % IS DEDUCTED FROM
WITHIN THIS MANY YEARS AFTER BUYING THEM        YOUR PROCEEDS AS A CDSC
------------------------------------------------------------------------
1 Year                                          4
2 Years                                         4
3 Years                                         3
4 Years                                         3
5 Years                                         2
6 Years                                         1
7 Years                                         0

With Class B shares, there is no initial sales charge. However, there is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page 41). After 8 years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.

MAXIMUM PURCHASE AMOUNT The maximum amount you may invest in Class B shares at one time is $249,999. We invest any investment of $250,000 or more in Class A shares, since a reduced initial sales charge is available and Class A's annual expenses are lower.

DISTRIBUTION AND SERVICE (12B-1) FEES Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the fund to pay distribution and other fees of up to 0.65% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(c) The section "Contingent Deferred Sales Charge (CDSC) - Class A & C" on page 41 is renamed "Contingent Deferred Sales Charge (CDSC) - Class A, B & C."

X. The section "Sales charge waivers" on page 41 is replaced with the following:

 SALES CHARGE WAIVERS Class A shares may be purchased without an initial sales charge or CDSC by various individuals, institutions and retirement plans or by investors who reinvest certain distributions and proceeds within 365 days. Certain investors also may buy Class C shares without an initial sales charge. The CDSC for each class may be waived for certain redemptions and distributions. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. A list of available sales charge waivers also may be found in the Statement of Additional Information (SAI).

XI. The section "Minimum investments" on page 43 is replaced with the following:

MINIMUM INVESTMENTS
                                                 INITIAL       ADDITIONAL
Regular accounts                                 $1,000        $50
Automatic investment plans                       $50           $50
UGMA/UTMA accounts                               $100          $50
Broker-dealer sponsored wrap account programs    $250          $50
Full-time employees, officers, trustees and
directors of
Franklin Templeton entities, and their
immediate family members                         $100          $50
------------------------------------------------------------------------------
           PLEASE NOTE THAT YOU MAY ONLY BUY SHARES OF A FUND ELIGIBLE
                     FOR SALE IN YOUR STATE OR JURISDICTION.

XII. The section "Account Application" on page 45 is replaced with the following:

 ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 46). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic fund transfers to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions.

XIII. Effective July 3, 2000, the following is added to the section "Buying shares" on page 45:

-------------------------------------------------------------------------------
[Insert graphic of phone]   If you have another        Before requesting a
BY PHONE                    Franklin Templeton         telephone purchase,
                            account with your bank     please make sure we
(Up to $100,000 per day)    account information on     have your bank account
1-800/632-2301              file, you may open a new   information on file. If
                            account by phone. The      we do not have this
                            accounts must be           information, you will
                            identically registered.    need to send written
                                                       instructions with your
                            To make a same day         bank's name and address,
                            investment, please call    a voided check
                            us by 1:00 p.m. Pacific    or savings account
                            time or the close of the   deposit slip, and a
                            New York Stock Exchange,   signature guarantee if
                            whichever is earlier.     the ownership of the
                                                       bank and Fund accounts
                                                       is different.

                                                       To make a same day
                                                       investment, please call
                                                       us by 1:00 p.m. Pacific
                                                       time or the close of the
                                                       New York Stock Exchange,
                                                       whichever is earlier.
-----------------------------------------------------------------------------

XIV. The section "Automatic Investment Plan" on page 46 is replaced with the following:

 AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include the minimum initial investment of $50 with your application.

XV. The footnote in the section "Distribution Options" on page 46 is replaced with the following:

 *Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund.

XVI. The section "Telephone Privileges" on page 47 is replaced with the following:

 TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to buy, sell or exchange your shares and make certain other changes to your account by phone.

 For accounts with more than one registered owner, telephone privileges also allow the Fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions. In addition, our telephone exchange privilege allows you to exchange shares by phone from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. This type of telephone exchange is available as long as you have telephone exchange privileges on your account.

 As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone purchase, exchange or redemption privileges on your account application.

XVII. The following is added after the second paragraph in the section "Exchange Privilege", which begins on page 47:

 If you exchange your Class B shares for the same class of shares of another Franklin Templeton Fund, the time your shares are held in that fund will count towards the eight year period for automatic conversion to Class A shares.

XVIII. The second paragraph of the "By Mail" section in the Selling Shares chart on page 51 is replaced with the following:

 Specify the fund, the account number and the dollar value or number of shares you wish to sell. If you own both Class A and B shares, also specify the class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

XIX. The section "Statements and reports" on page 52 is replaced with the following:

 STATEMENTS AND REPORTS You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement). You also will receive the Fund's financial reports every six months. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

 If there is a dealer or other investment representative of record on your account, he or she also will receive copies of all notifications and statements and other information about your account directly from the Fund.




XX. The section "Dealer compensation" on page 54 is replaced with the following:

 DEALER COMPENSATION Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.

 INSURED FUND                                    CLASS A    CLASS B    CLASS C
-----------------------------------------------------------------------------

 COMMISSION (%)                                     --          3.00     2.00
 Investment under $100,000                           4.00      --       --
 $100,000 but under $250,000                         3.25      --       --
 $250,000 but under $500,000                         2.25      --       --
 $500,000 but under $1 million                       1.85      --       --
 $1 million or more                            up to 0.75 1    --       --
 12B-1 FEE TO DEALER                                 0.10       0.15 2   0.65 3


 INTERMEDIATE FUND                                                     CLASS A
-----------------------------------------------------------------------------

 COMMISSION (%)                                                        --
 Investment under $100,000                                              2.00
 $100,000 but under $250,000                                            1.50
 $250,000 but under $500,000                                            1.00
 $500,000 but under $1 million                                          0.85
 $1 million or more                                               up to 0.75 1
 12B-1 FEE TO DEALER                                                    0.10

 A dealer commission of up to 1% may be paid on Class A NAV purchases by certain retirement plans/1 and on Class C NAV purchases. A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.

 MARKET TIMERS. Please note that for Class A NAV purchases by market timers, including purchases of $1 million or more, dealers are not eligible to receive the dealer commission. Dealers, however, may be eligible to receive the 12b-1 fee from the date of purchase. If a dealer commission is paid on a Class A NAV purchase that we later determine was made by a market timer, all commissions paid in connection with that purchase during the last twelve months must be returned.

 1. During the first year after purchase, dealers may not be eligible to receive the 12b-1 fee.

 2. Dealers may be eligible to receive up to 0.15% from the date of purchase. After 8 years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.

 3. Dealers may be eligible to receive up to 0.15% during the first year after purchase and may be eligible to receive the full 12b-1 fee starting in the 13th month.



              Please keep this supplement for future reference.



o CAT SA-2

                          SUPPLEMENT DATED JUNE 1, 2000
                TO THE STATEMENT OF ADDITIONAL INFORMATION OF

                       FRANKLIN CALIFORNIA TAX-FREE TRUST
              DATED NOVEMBER 1, 1999, AS AMENDED JANUARY 1, 2000

The Statement of Additional Information (SAI) is amended as follows:

I. As of February 1, 2000, the Franklin California Insured Tax-Free Income fund offers three classes of shares: Class A, Class B and Class C.

II. The fourth paragraph in the section "Organization, Voting Rights and Principal Holders" is replaced with the following:

 The Insured fund currently offers three classes of shares, Class A, Class B and Class C. The fund began offering Class B shares on February 1, 2000.
 The full title of each class is:

 o Franklin California Insured Tax-Free Income fund - Class A
 o Franklin California Insured Tax-Free Income fund - Class B
 o Franklin California Insured Tax-Free Income fund - Class C

III. The following is added to the section "Organization, Voting Rights and Principal Holders":

 As of January 3, 2000, the principal shareholders of the funds, beneficial or of record, were:

 NAME AND ADDRESS                          PERCENTAGE (%)
-----------------------------------------------------------------------------
 MONEY FUND

 Kenneth Rainin Ttee                              7
 U/D/T Dated 03/26/90
 5400 Hollis St.
 Emeryville, CA 94608-2508

 As of January 3, 2000, the officers and board members, as a group, owned of record and beneficially 5.4% of the Money fund's shares and less than 1% of the outstanding shares of the other funds.

IV. The first paragraph of the section "Initial sales charges" on page 16 is revised to read:

 The maximum initial sales charge for the Insured fund is 4.25% for Class A and 1% for Class C. The maximum initial sales charge for the Intermediate fund is 2.25%. There is no initial sales charge for Class B of the Insured fund or for the Money fund.

V. The last sentence of the first waiver category in the section "Waivers for investments from certain payments" on page 18 is revised to read:

 This waiver category also applies to Class B and C shares.

VI. The first waiver category in the section "Waivers for certain investors" on page 18 is revised to read:

 o Trust companies and bank trust departments investing assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We may accept orders for these accounts by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

VII. The following is added after the first paragraph in the section "Contingent deferred sales charge (CDSC)" on page 19:

 For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

 IF YOU SELL YOUR CLASS B SHARES WITHIN           THIS % IS DEDUCTED FROM
 THIS MANY YEARS AFTER BUYING THEM                YOUR PROCEEDS AS A CDSC
-----------------------------------------------------------------------------
 1 Year                                                   4
 2 Years                                                  4
 3 Years                                                  3
 4 Years                                                  3
 5 Years                                                  2
 6 Years                                                  1
 7 Years                                                  0

VIII. The section "Systematic withdrawal plan" on page 20 is replaced with the following:

 SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. There are no service charges for establishing or maintaining a systematic withdrawal plan.

 Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

 To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

 Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

 To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the fund receives notification of the shareholder's death or incapacity.

IX. The following paragraph is added to the section "General information" on page 21:

 There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the fund at a later date. These sub-accounts may be registered either by name or number. The fund's investment minimums apply to each sub-account. The fund will send confirmation and account statements for the sub-accounts to the institution.

X. The section "The Class C plan," found on page 24 under "Distribution and service (12b-1) fees", is replaced with the following:

 THE CLASS B AND C PLANS. Under the Class B and C plans of the Insured fund, the fund pays Distributors up to 0.50% per year of the class's average daily net assets, payable monthly for Class B and quarterly for Class C, to pay Distributors or others for providing distribution and related services and bearing certain expenses. All distribution expenses over this amount will be borne by those who have incurred them. The fund also may pay a servicing fee of up to 0.15% per year of the class's average daily net assets, payable monthly for Class B and quarterly for Class C. This fee may be used to pay securities dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the fund on behalf of customers, and similar servicing and account maintenance activities.

 The expenses relating to each of the Class B and C plans also are used to pay Distributors for advancing the commission costs to securities dealers with respect to the initial sale of Class B and C shares. Further, the expenses relating to the Class B plan may be used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commission costs to securities dealers.

XI. The section "The Class A and C plans," found on page 24 under "Distribution and service (12b-1) fees", is renamed "The Class A, B and C plans."



              Please keep this supplement for future reference.